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                                                                    Exhibit 99.1

Noteholders' Statement for Student Loan Funding 1998- A/B Trust
(successor to Student Loan Funding LLC)
Student Loan Senior & Subordinate Asset Backed Notes
for Collection Period Ending:     April 30, 1999

CUSIP
$400,000,000 Senior Series 1998A-3                                             86387QAA2
$93,300,000 Senior Series 1998A-4                                              86387QAB0
$90,000,000 Senior Series 1998A-5                                              86387QAC8
$90,000,000 Senior Series 1998A-6                                              86387QAD6
$54,500,000 Subordinate Series 1998B-3                                         86387QAE4

DISTRIBUTION DATE
$400,000,000 Senior Series 1998A-3                                              May 28, 1999
$90,000,000 Senior Series 1998A-5                                               May 27, 1999
$54,500,000 Subordinate Series 1998B-3                                          May 28, 1999

(a)  Principal Factor
                   (i)                 1998 A-3 Notes:                                                  0.8777683
                   (ii)                1998 B-3 Notes:                                                  1.0000000

(b)  Amount of principal being paid or distributed:
                   (i)                 1998 A-3 Notes:                                             $13,929,161.87
                   (ii)                1998 A-4 Notes:                                             $         0.00
                   (iii)               1998 A-5 Notes:                                             $         0.00
                   (iv)                1998 A-6 Notes:                                             $         0.00
                   (v)                 1998 B-3 Notes:                                             $         0.00

(c)  Amount of interest being paid or distributed based upon the Formula Rate:
                   (i)                 1998 A-3 Notes:                                             $ 1,500,147.83
                   (ii)                1998 A-4 Notes on 6/17/99:                                  $   359,205.00
                   (iii)               1998 A-5 Notes:                                             $   343,000.00
                   (iv)                1998 A-6 Notes on 6/3/99:                                   $   346,500.00
                   (v)                 1998 B-3 Notes:                                             $   283,854.17

     Formula Interest Rates
                   (i)                 1998 A-3 Notes:                                                    5.28375%
                   (ii)                1998 A-4 Notes:                                                    4.95000%
                   (iii)               1998 A-5 Notes:                                                    4.90000%
                   (iv)                1998 A-6 Notes:                                                    4.95000%
                   (v)                 1998 B-3 Notes:                                                    6.25000%

     Interest Rates if they were based upon the Net Loan Rate
                   (i)                 1998 A-3 Notes:                                                       7.79%
                   (ii)                1998 A-4 Notes:                                                       7.76%
                   (iii)               1998 A-5 Notes:                                                       7.76%
                   (iv)                1998 A-6 Notes:                                                       7.76%
                   (v)                 1998 B-3 Notes:                                                       6.25%

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

(d)  Amount of distribution allocable to any Noteholders' Interest Carryover:
                   (i)                 1998 A-3 Notes:                                            $          0.00
                   (ii)                1998 A-4 Notes:                                            $          0.00
                   (iii)               1998 A-5 Notes:                                            $          0.00
                   (iv)                1998 A-6 Notes:                                            $          0.00
                   (v)                 1998 B-3 Notes:                                            $          0.00

(e)  Pool Balance at end of preceding Collection Period:                                          $649,425,024.00
                   (i)                 Parity Percentage                                                    97.18%
                   (ii)                Senior Parity Percentage                                            105.60%

(f)  After giving effect to distributions on this Distribution Date:
                   (i)                 1998 A-3 Notes:                                            $351,107,316.36
                   (ii)                1998 A-4 Notes:                                            $ 93,300,000.00
                   (iii)               1998 A-5 Notes:                                            $ 90,000,000.00
                   (iv)                1998 A-6 Notes:                                            $ 90,000,000.00
                   (v)                 1998 B-3 Notes:                                            $ 54,500,000.00

     Total Series A Notes outstanding:                                                            $624,407,316.36
     Total Notes outstanding:                                                                     $678,907,316.36

(g)  Amount of Program Operating Expenses
     to be allocated for the upcoming Distribution Date:                                          $    492,576.00

(h)  (i) Aggregate amount of Realized Losses (if any) for the Collection Period
     immediately preceding the Distribution Date:                                                 $      8,492.00
     (ii) Amount received for recoveries of Realized Losses
          from a previous Collection Period
                   (a) interest                                                                   $          0.00
                   (b) principal                                                                  $          0.00

(i)  (i) Amount of distribution attributable to the Reserve Fund:                                 $          0.00
     (ii) Amount of distribution attributable to the Acquisition Fund:                            $          0.00
     (iii) Amount of distribution attributable to other Indenture accounts:                       $ 15,713,163.86
     (iv) Reserve Fund Balance:                                                                   $ 10,183,609.74
     (v) Acquisition Fund Balance:                                                                          $0.00
     (vi) Other Indenture Account Balances:                                                       $  6,423,219.20
     (vii) Amount of Parity Percentage Payments:                                                  $  2,004,517.87

(j)  The aggregate amount paid for Financed Student Loans
     purchased by the trust during the immediately preceding
     Collection Period:                                                                           $          0.00

(k)  Amount of Financed Student Loans:
     (i) that are 31 through 60 days delinquent:                                                  $ 28,189,975.00
     (ii) that are 61 through 90 days delinquent:                                                 $ 16,801,790.00
     (iii) that are 91 through 120 days delinquent:                                               $ 12,041,491.00
     (iv) that are more than 120 days delinquent:                                                 $ 23,119,729.00
     (v) for which claims have been filed with the appropriate Guaranty
          Agency, guarantor, or escrow fund and which are awaiting payment:                       $  2,211,193.00
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